UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

                            Date of report (Date of earliest event reported)   January 18, 2008

inVentiv Health, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

                        0-30318                                                                   52-2181734
                        (Commission File Number)                                                           (IRS Employer Identification No.)

                         Vantage Court North, 200 Cottontail Lane, Somerset, New Jersey        08873
                        (Address of Principal Executive Offices)                                                                        (Zip Code)

(800) 416-0555
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(d) Exhibit.  The following exhibits are filed herewith:

10.4.10                       Form of Executive Restricted Stock Award Notice

10.4.11                       Form of Executive Stock Option Award Notice

10.4.12                       Form of Executive/Chairman Restricted Stock Award Notice

10.4.13                       Form of Executive/Chairman Stock Option Award Notice

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inVentiv Health Inc.

Date: January 23, 2008	By:	/s/ David Bassin
Name : David Bassin
Title : Chief Financial Officer and Secretary